Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	x
Schedule of Disbursements	MOR-1b	x
Bank Account Information	MOR-1c	x
Copies of bank statements (See Notes to the MOR)			x
Cash disbursements journals (See Notes to the MOR)			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts (See Notes to the MOR)	MOR-4		x
Listing of Aged Accounts Payable (See Notes to the MOR)			x
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	x	x
Taxes Reconciliation and Aging (See MOR-7)	MOR-5		x
Payments to Insiders and Professional	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ James Bonsall	1/29/2009
Signature of Authorized Individual*	Date

James Bonsall
Printed Name of Authorized Individual

Chief Restructuring Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related case numbers:

Debtor	Case Number
ASA Albion, LLC	08-12607
ASA Bloomingburg LLC	08-12608
ASA Linden, LLC	08-12609
ASA OpCo Holdings, LLC	08-12610
US Bio Marion LLC	08-12611
US BioEnergy Corporation	08-12612
VeraSun Albert City, LLC	08-12613
VeraSun Aurora Corporation	08-12614
VeraSun BioDiesel, LLC	08-12605
VeraSun Central City, LLC	08-12615
VeraSun Charles City, LLC	08-12616
VeraSun Dyersville, LLC	08-12617
VeraSun Energy Corporation	08-12606
VeraSun Fort Dodge, LLC	08-12618
VeraSun Granite City, LLC	08-12619
VeraSun Hankinson, LLC	08-12620
VeraSun Hartley, LLC	08-12621
VeraSun Janesville, LLC	08-12622
VeraSun Litchfield, LLC	08-12623
VeraSun Marketing, LLC	08-12624
VeraSun Ord, LLC	08-12625
VeraSun Reynolds, LLC	08-12626
VeraSun Tilton, LLC	08-12627
VeraSun Welcome, LLC	08-12628
VeraSun Woodbury, LLC	08-12629

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Notes to MOR-1a:

Cash receipts related to intercompany transfers among the debtor entities are not included in this schedule except transfers of funding from VeraSun Energy Corporation (“VEC”) and ASA OpCo Holdings, LLC (“ASA OpCo”) to subsidiary debtor entities and transfers of payments from VeraSun Marketing, LLC (“VeraSun Marketing”) to other VeraSun legacy debtor entities.

Notes to MOR-1b:

All cash disbursements exclude intercompany transfers among the debtor entities except transfers of funding from VEC and ASA OpCo to subsidiary debtor entities and transfers of payments from VeraSun Marketing to other VeraSun legacy debtor entities.

Notes to MOR-1c:

All amounts listed are the bank balances as of the end of the month.

Notes to MOR-2:

The Statement of Operations (Income Statement) reflects revenue and expenses that directly correspond to the debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records.

The Statement of Operations (Income Statement) reflects “mark to market” adjustments for corn contracts outstanding at debtor entity facilities that were in “hot idle” rather than production. In certain cases, this resulted in negative “Cost of Goods Sold” for December 2008 as shown on MOR-2.

Any changes to prior period income/expense amounts will be reflected in the current Monthly Operating Report (the “MOR”).

Notes to MOR-3:

The Balance Sheet reflects assets, liabilities, and shareholders’ equity that directly correspond to the debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records. The accounting records of the parent VEC is land owned by VeraSun Tilton, LLC, carried at approximately $4.3 million.

Certain accruals are recorded monthly at parents VEC, ASA OpCo, and US BioEnergy Corporation and allocated to other debtor entities when paid.

Because the debtor entities file a joint Federal Income Tax return, individual debtor entity balances reflect assets and liabilities that net to the financial statement line on a combined basis.

Intercompany balances subject to compromise and not subject to compromise are shown net by debtor entity.

In accordance with Statements of Financial Accounting Standards 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, VEC is in process of performing an impairment evaluation of its other identifiable intangible assets and all its long-lived assets as of the end of fiscal 2008 due to factors deemed by management to have constituted an impairment triggering event. Consistent with management’s evaluation during the second and third quarters of fiscal 2008, the triggering event was the declining gross margins leading to substantial net loss and management’s decision to file for voluntary Chapter 11 Bankruptcy protection on October 31, 2008. The impact of this impairment evaluation on the balances that appear on MOR-3, if any, will not be completed in time for inclusion in the filing of the December 31, 2008 MOR.

Any changes to prior period balances will be reflected in the current month MOR.

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Notes to MOR-4:

The tax walk forward reflects both pre-petition and post-petition taxes, and the beginning balance for this MOR (December 31, 2008) reflects accrued taxes as of October 31, 2008.

VEC and related debtors are current on all post petition payments other than disputes that arise in the ordinary course of business transactions.

Notes to MOR-5:

The ending third party accounts receivable balances by debtor legal entity are listed on MOR-3, which balances differ from the Accounts Receivable Aging primarily due to the following: (a) certain aged receivables are included in “Prepaid expenses and other assets” on MOR-3 while (b) accrued sales are recorded on MOR-3 but will not be part of the aging until the subsequent month.

Notes to MOR-6:

Payments to insiders exclude intercompany payments between debtor entities.

Notes to MOR-7:

The debtor entities have made certain payments on account of pre-petition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain pre-petition liabilities.

Debtor entities from time to time have sold product to insider CHS, Inc and to its 100% owned subsidiary Provista LLC.

VEC and related debtor entities entered into Debtor-in-possession (DIP) loans and have made required draws against the DIP loans.

MOR-1a

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

Schedule of Cash Receipts

(000’s)

TIME PERIOD:
12/1/2008 - 12/31/2008
(see Notes to the MOR related to MOR-1a)

Debtor	Case Number	Cash Receipts
ASA Albion, LLC	08-12607	$2,113
ASA Bloomingburg LLC	08-12608	2,635
ASA Linden, LLC	08-12609	572
ASA OpCo Holdings, LLC	08-12610	2,013
US Bio Marion LLC	08-12611	125
US BioEnergy Corporation	08-12612	52
VeraSun Albert City, LLC	08-12613	1,500
VeraSun Aurora Corporation	08-12614	20,305
VeraSun BioDiesel, LLC	08-12605	—
VeraSun Central City, LLC	08-12615	191
VeraSun Charles City, LLC	08-12616	13,576
VeraSun Dyersville, LLC	08-12617	179
VeraSun Energy Corporation	08-12606	16,876
VeraSun Fort Dodge, LLC	08-12618	19,602
VeraSun Granite City, LLC	08-12619	—
VeraSun Hankinson, LLC	08-12620	1,577
VeraSun Hartley, LLC	08-12621	14,526
VeraSun Janesville, LLC	08-12622	154
VeraSun Litchfield, LLC	08-12623	—
VeraSun Marketing, LLC	08-12624	50,635
VeraSun Ord, LLC	08-12625	125
VeraSun Reynolds, LLC	08-12626	—
VeraSun Tilton, LLC	08-12627	—
VeraSun Welcome, LLC	08-12628	200
VeraSun Woodbury, LLC	08-12629	3,195

Total Cash Receipts		$150,150

MOR-1b

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

Schedule of Disbursements

(000’s)

TIME PERIOD:
12/1/2008 - 12/31/2008
(see Notes to the MOR related to MOR-1b)

Debtor	Case Number	Disbursements
ASA Albion, LLC	08-12607	$1,882
ASA Bloomingburg LLC	08-12608	2,359
ASA Linden, LLC	08-12609	2,448
ASA OpCo Holdings, LLC	08-12610	1,066
US Bio Marion LLC	08-12611	2,463
US BioEnergy Corporation	08-12612	64
VeraSun Albert City, LLC	08-12613	2,965
VeraSun Aurora Corporation	08-12614	20,899
VeraSun BioDiesel, LLC	08-12605	—
VeraSun Central City, LLC	08-12615	3,857
VeraSun Charles City, LLC	08-12616	15,604
VeraSun Dyersville, LLC	08-12617	3,674
VeraSun Energy Corporation	08-12606	2,681
VeraSun Fort Dodge, LLC	08-12618	19,330
VeraSun Granite City, LLC	08-12619	—
VeraSun Hankinson, LLC	08-12620	2,107
VeraSun Hartley, LLC	08-12621	16,027
VeraSun Janesville, LLC	08-12622	167
VeraSun Litchfield, LLC	08-12623	—
VeraSun Marketing, LLC	08-12624	4,430
VeraSun Ord, LLC	08-12625	1,388
VeraSun Reynolds, LLC	08-12626	1
VeraSun Tilton, LLC	08-12627	—
VeraSun Welcome, LLC	08-12628	273
VeraSun Woodbury, LLC	08-12629	2,048

Total Disbursements		$105,734

MOR-1c

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

Bank Account Information

(000’s)

Legal Entity	Case No.	Bank and account description	Bank Account No.	Bank Balance
ASA Albion, LLC	08-12607	First National Bank Omaha - O&M	110118507	$253
ASA Bloomingburg LLC	08-12608	First National Bank Omaha - O&M	110118497	312
ASA Linden, LLC	08-12609	First National Bank Omaha - O&M	110118484	111
ASA OpCo Holdings, LLC	08-12610	First National Bank Omaha - O&M	110118510	1,266
	08-12610	First National Bank Omaha - FSA	110119647	—
	08-12610	First National Bank Omaha - Debt Service	110118617	—
US Bio Marion LLC (b)	08-12611	Wells Fargo O&M	4121595540	—	(a)
	08-12611	Wells Fargo Sweep	4121595540	—	(a)
	08-12611	Bank of America	3755551267	6,243
US BioEnergy Corporation	08-12612	Wells Fargo O&M	4121455620	—	(a)
	08-12612	Wells Fargo Sweep	4121455620	102	(a)
	08-12612	Bank of America	3755551199	215
	08-12612	Bank of America	3755551209	7
VeraSun Albert City, LLC	08-12613	Wells Fargo O&M	4121455646	—	(a)
	08-12613	Wells Fargo Sweep	4121455646	—	(a)
	08-12613	Bank of America	3755551131	838
VeraSun Aurora Corporation	08-12614	First National Bank Omaha - O&M	110197793	2,065
VeraSun BioDiesel, LLC	08-12605	First National Bank Omaha - O&M	110193548	—
VeraSun Central City, LLC	08-12615	Wells Fargo O&M	4121455661	—	(a)
	08-12615	Wells Fargo Sweep	4121455661	—	(a)
	08-12615	Bank of America	3755551144	1,510
VeraSun Charles City, LLC	08-12616	First National Bank Omaha - O&M	110211417	164
VeraSun Dyersville, LLC	08-12617	Wells Fargo O&M	4121455729	—	(a)
	08-12617	Wells Fargo Sweep	4121455729	—	(a)
	08-12617	Bank of America	3755551160	2,241
VeraSun Energy Corporation	08-12606	First National Bank Omaha - O&M	110193438	797
	08-12606	Bank of America Utility Account	3755551429	3,640
	08-12606	Bank of America DIP Account	3755551461	23,390
	08-12606	Bank of America Payroll	3755551241	3
	08-12606	Wilmington Trust	091810-000	0
	08-12606	First Bank & Trust	1081888	6
	08-12606	First National Bank Omaha Money Market	201651766-20	1,538
	08-12606	Morgan Stanley	14-78ER2	5
VeraSun Fort Dodge, LLC	08-12618	First National Bank Omaha - O&M	110118073	782
VeraSun Granite City, LLC	08-12619	First National Bank Omaha - O&M	110211145	0
VeraSun Hankinson, LLC	08-12620	Wells Fargo O&M	4121455703	—	(a)
	08-12620	Wells Fargo Sweep Account	4121455703	—	(a)
	08-12620	Bank of America Account	3755551186	818
VeraSun Hartley, LLC	08-12621	First National Bank Omaha - O&M	110210845	11
VeraSun Janesville, LLC	08-12622	Wells Fargo O&M	4121455711	—	(a)
	08-12622	Wells Fargo Sweep Account	4121455711	—	(a)
	08-12622	Bank of America	3755551173	7
VeraSun Litchfield, LLC	08-12623	NONE	NONE	—
VeraSun Marketing, LLC	08-12624	First National Bank Omaha - Revenue	110203784	65,433
	08-12624	First National Bank Omaha - O&M	110203690	313
	08-12624	Bank of America Transportation Vendor	3755551270	154
	08-12624	Bank of America Marketing Payroll	3755551254	—
VeraSun Ord, LLC	08-12625	Wells Fargo O&M	4121455687	—	(a)
	08-12625	Wells Fargo Sweep	4121455687	—	(a)
	08-12625	Bank of America	3755551157	1,166
VeraSun Reynolds, LLC	08-12626	First National Bank Omaha - O&M	110211404	36
VeraSun Tilton, LLC	08-12627	NONE	NONE	—
VeraSun Welcome, LLC	08-12628	First National Bank Omaha - O&M	110203920	24
VeraSun Woodbury, LLC	08-12629	Wells Fargo O&M	4121455695	—	(a)
	08-12629	Wells Fargo Sweep	4121455695	—	(a)
	08-12629	Bank of America	3755551128	1,937

				$115,386

(a)	Account was officially closed during January 2009 and will not appear on future filed MOR-1c schedules.
(b)	Dougherty & Company LLC maintains in its name an escrow account set up to fund construction of the Marion plant. Balance in this escrow a/c at December 31, 2008 was $3.846 million

MOR-2

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628	Hartley 08-12621
Net Sales	$—	$17,902	$16,728	$11,452	$—	$79,850	$—	$508	$13,645
Cost of goods sold	647	16,780	16,527	12,111	—	85,967	—	523	15,398

Gross profit (loss)	(647)	1,121	201	(659)	—	(6,117)	—	(15)	(1,754)

Selling, general and administrative expenses	2,572	300	300	298	—	1,260	12	430	298
Long-lived asset impairment	—	714	—	1,737	—	—	—	—	—

Operating income (loss)	(3,220)	107	(99)	(2,694)	—	(7,376)	(12)	(445)	(2,051)

Other income (expense):
Interest expense	(4,260)	8	—	—	—	—	—	—	—
Interest income	3	—	—	112	—	(6)	—	—	—
Other income (expense)	—	21	—	—	—	526	—	—	—
Reorganization items, net	(7,551)	(73)	(67)	(67)	—	(13,941)	—	—	(67)

	(11,809)	(44)	(67)	45	—	(13,420)	—	—	(67)

Income (loss) before income taxes	(15,028)	63	(166)	(2,649)	—	(20,797)	(12)	(445)	(2,118)
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—

Net Income (Loss)	$(15,028)	$63	$(166)	$(2,649)	$—	$(20,797)	$(12)	$(445)	$(2,118)

MOR-2

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	VSE-USB Corporate 08-12612	Marion 08-12611	Hankinson 08-12620
Net Sales	$—	$—	$—	$10,386	$12,691	$9,427	$87	$(253)	$(1,395)
Cost of goods sold	—	—	—	13,368	14,126	12,122	462	(752)	(873)

Gross profit (loss)	—	—	—	(2,982)	(1,435)	(2,695)	(375)	499	(523)

Selling, general and administrative expenses	—	25	137	277	282	282	614	291	249
Long-lived asset impairment		1,503	—	—	—	—	261	2,325	—

Operating income (loss)	—	(1,528)	(137)	(3,259)	(1,717)	(2,976)	(1,249)	(2,117)	(771)

Other income (expense):
Interest expense	—	—	(1,490)	(889)	(869)	(895)	(166)	(580)	(640)
Interest income	—	—	—	—	—	—	—	49	—
Other income (expense)	—	—	—	—	3	—	—	—	—
Reorganization items, net	—	—	(313)	(67)	(67)	(67)	(1,070)	(121)	(82)

	—	—	(1,803)	(956)	(932)	(962)	(1,235)	(652)	(722)

Income (loss) before income taxes	—	(1,528)	(1,940)	(4,215)	(2,649)	(3,938)	(2,485)	(2,769)	(1,493)
Income tax expense (benefit)	—	—	—	—	—	—	(93)	—	—

Net Income (Loss)	$—	$(1,528)	$(1,940)	$(4,215)	$(2,649)	$(3,938)	$(2,392)	$(2,769)	$(1,493)

MOR-2

In re Verasun Energy Corporation et al.

	Case No. (Jointly Administered)	08-12606
	Reporting Period:	December 31, 2008

	Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Net Sales	$842	$1,033	$(273)	$152	$797	$(4)
Cost of goods sold	(688)	(1,894)	(1,599)	(739)	(812)	(2,403)

Gross profit (loss)	1,530	2,927	1,327	891	1,609	2,400

Selling, general and administrative expenses	299	255	297	192	284	213
Long-lived asset impairment	2,438	2,031	—	4,326	—	—

Operating income (loss)	(1,206)	640	1,029	(3,626)	1,325	2,186

Other income (expense):
Interest expense	(679)	(318)	(423)	(310)	(595)	(348)
Interest income	—	—	0	0	1	—
Other income (expense)	—	—	—	—	—	—
Reorganization items, net	(82)	(37)	(75)	(37)	(82)	—

	(761)	(356)	(498)	(348)	(676)	(348)

Income (loss) before income taxes	(1,968)	285	532	(3,974)	649	1,838
Income tax expense (benefit)	—	—	—	—	—	—

Net Income (Loss)	$(1,968)	$285	$532	$(3,974)	$649	$1,838

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628
Assets
Current Assets
Cash and cash equivalents	$23,991	$3	$14	$20	$—	$65,613	$—	$17
Restricted cash	5,179	—	—	—	—	—	—	—
Receivables	—	—	—	—	—	38,942	—	—
Inventories	—	8,256	7,657	7,558	—	40,515	—	1,221
Prepaid expenses and other assets	6,694	2,071	1,169	3,512	—	6,229	—	76
Deferred income taxes	3,728	(735)	(359)	(198)	—	(130)	—	(4)

Total current assets	39,591	9,596	8,481	10,892	—	151,169	—	1,309

Other Assets
Other Intangible Assets	—	—	—	—	—	—	—	—
Other Long-Term Assets	2,632	27	—	1,513	—	3,116	—	—
Investment in subsidiaries	1,450,373	—	—	—	—	—	—	—

Total other assets	1,453,005	27	—	1,513	—	3,116	—	—

Property and Equipment, net	7,982	103,126	89,356	129,337	235	313	2,741	206,206

Total Assets	$1,500,578	$112,749	$97,837	$141,742	$235	$154,597	$2,741	$207,515

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	654	3,702	1,857	2,955	—	8,790	—	99
Accrued expenses and other liabilities	17,124	752	364	1,024	—	320	—	158
Debitor in possession financing	176,950	—	—	—	—	—	—	—
Intercompany (receivable)/payable	(37,966)	(5,111)	(5,671)	(919)	—	70,252	18	746

Total current liabilities	156,762	(657)	(3,450)	3,059	—	79,363	18	1,003

Long-Term Liabilities
Deferred income taxes	37,295	23,292	14,328	5,390	(3,722)	10,448	6,744	(4,841)
Other long-term liabilities	481	—	—	375	—	—	—	—

Total long-term liabilities	37,776	23,292	14,328	5,765	(3,722)	10,448	6,744	(4,841)

Total Liabilities Not Subject to Compromise	194,538	22,634	10,878	8,825	(3,722)	89,811	6,762	(3,839)

Liabilities Subject to Compromise	629,370	10,938	4,230	9,656	—	49,809	—	9,327
Intercompany (receivable)/payable Subject to Compromise	(781,156)	(31,687)	29,291	148,376	1,497	10,557	12,774	220,428

Total Liabilities Subject to Compromise	(151,786)	(20,750)	33,522	158,032	1,497	60,366	12,774	229,755

Total liabilities	42,752	1,885	44,400	166,856	(2,225)	150,177	19,536	225,917

Shareholders’ Equity
Common Stock	1,581	—	20,924	—	—	—	—	—
Additional paid-in capital	1,406,878	25,263	—	—	—	—	—	—
Retained earnings	49,368	85,601	32,513	(25,114)	2,459	4,421	(16,795)	(18,402)

Total Shareholders’ Equity	1,457,827	110,864	53,436	(25,114)	2,459	4,421	(16,795)	(18,402)

Total Liabilities and Shareholders’ Equity	$1,500,578	$112,749	$97,837	$141,742	$235	$154,597	$2,741	$207,515

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Hartley 08-12621	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	VSE-USB Corporate 08-12612
Assets
Current Assets
Cash and cash equivalents	$1	$—	$35	$1,266	$102	$245	$68	$322
Restricted cash	—	—	—	—	—	—	—	—
Receivables	—	—	—	—	7,927	9,709	7,658	264
Inventories	8,137	—	—	—	4,134	4,217	3,611	—
Prepaid expenses and other assets	2,750	—	2	625	1,653	3,348	580	4,324
Deferred income taxes	(2)	—	—	—	(164)	(180)	(33)	1,865

Total current assets	10,885	—	37	1,891	13,652	17,339	11,884	6,774

Other Assets
Other Intangible Assets	—	—	—	—	6,374	6,413	6,392	—
Other Long-Term Assets	200	—	—	—	1,189	556	605	741
Investment in subsidiaries	—	—	—	1,837	—	—	—	734,371

Total other assets	200	—	—	1,837	7,563	6,968	6,997	735,112

Property and Equipment, net	199,236	1,760	8,026	—	167,138	170,164	180,389	3,434

Total Assets	$210,321	$1,760	$8,062	$3,728	$188,354	$194,470	$199,270	$745,320

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	2,981	—	23	116	2,122	1,547	1,220	44
Accrued expenses and other liabilities	239	—	—	526	1,962	2,751	1,630	1,514
Debitor in possession financing	—	—	—	7,792	—	—	—	—
Intercompany (receivable)/payable	(1,804)	(19)	2	(8,005)	536	2,402	4,253	(45)

Total current liabilities	1,416	(19)	26	429	4,621	6,700	7,103	1,514

Long-Term Liabilities
Deferred income taxes	(7,070)	(30,115)	(4,450)	2,217	(36,111)	(23,473)	(26,420)	6,022
Other long-term liabilities	—	—	—	—	—	—	—	—

Total long-term liabilities	(7,070)	(30,115)	(4,450)	2,217	(36,111)	(23,473)	(26,420)	6,022

Total Liabilities Not Subject to Compromise	(5,654)	(30,134)	(4,424)	2,646	(31,490)	(16,773)	(19,317)	7,536

Liabilities Subject to Compromise	11,072	—	3,718	494	92,930	94,715	93,110	5,073
Intercompany (receivable)/payable Subject to Compromise	231,698	11,172	89,074	(440,302)	189,019	167,348	183,045	(78,845)

Total Liabilities Subject to Compromise	242,770	11,172	92,793	(439,808)	281,949	262,063	276,155	(73,772)

Total liabilities	237,117	(18,962)	88,368	(437,162)	250,459	245,291	256,838	(66,236)

Shareholders’ Equity
Common Stock	—	—	—	—	—	—	—	648
Additional paid-in capital	—	—	—	439,626	—	—	—	751,266
Retained earnings	(26,795)	20,722	(80,306)	1,264	(62,105)	(50,820)	(57,568)	59,642

Total Shareholders’ Equity	(26,795)	20,722	(80,306)	440,890	(62,105)	(50,820)	(57,568)	811,556

Total Liabilities and Shareholders’ Equity	$210,321	$1,760	$8,062	$3,728	$188,354	$194,470	$199,270	$745,320

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Marion 08-12611	Hankinson 08-12620	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Assets
Current Assets
Cash and cash equivalents	$6,243	$777	$837	$1,924	$1,500	$1,107	$2,242	$7
Restricted cash	3,846	—	—	—	—	—	—	—
Receivables	169	11	131	606	448	55	159	—
Inventories	4,102	5,223	4,507	1,752	4,372	1,893	4,078	205
Prepaid expenses and other assets	950	2,322	845	124	688	748	1,156	51
Deferred income taxes	—	—	—	—	—	—	—	—

Total current assets	15,310	8,334	6,320	4,406	7,009	3,802	7,634	264

Other Assets
Other Intangible Assets	—	—	—	—	—	—	—	—
Other Long-Term Assets	250	58	390	90	—	—	1,977	—
Investment in subsidiaries	—	—	—	—	—	—	—	—

Total other assets	250	58	390	90	—	—	1,977	—

Property and Equipment, net	146,710	174,932	158,349	62,857	174,865	75,310	172,855	147,843

Total Assets	$162,270	$183,323	$165,059	$67,353	$181,874	$79,112	$182,465	$148,106

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	335	377	468	459	338	71	473	75
Accrued expenses and other liabilities	1,365	511	453	446	1,442	1,440	267	1,132
Debitor in possession financing	—	5,145	4,530	4,327	3,000	1,500	3,000	161
Intercompany (receivable)/payable	(622)	(4,975)	(5,582)	(3,816)	(2,392)	396	(1,822)	142

Total current liabilities	1,079	1,058	(131)	1,416	2,389	3,407	1,918	1,510

Long-Term Liabilities
Deferred income taxes	(19,043)	5,853	13,400	6,306	19,604	5,292	4,777	(702)
Other long-term liabilities	—	—	—	—	—	—	—	—

Total long-term liabilities	(19,043)	5,853	13,400	6,306	19,604	5,292	4,777	(702)

Total Liabilities Not Subject to Compromise	(17,964)	6,911	13,268	7,722	21,992	8,700	6,695	807

Liabilities Subject to Compromise	98,343	97,451	75,070	40,314	85,457	42,859	101,475	89,420
Intercompany (receivable)/payable Subject to Compromise	9,257	8,527	8	820	11,467	(1,787)	8,057	1,363

Total Liabilities Subject to Compromise	107,600	105,978	75,077	41,135	96,923	41,072	109,533	90,783

Total liabilities	89,636	112,889	88,345	48,857	118,916	49,771	116,228	91,590

Shareholders’ Equity
Common Stock	—	—	—	—	—	—	—	—
Additional paid-in capital	120,899	110,308	110,272	48,119	104,363	57,911	98,480	83,542
Retained earnings	(48,265)	(39,874)	(33,559)	(29,623)	(41,405)	(28,570)	(32,243)	(27,026)

Total Shareholders’ Equity	72,634	70,434	76,713	18,496	62,958	29,341	66,237	56,516

Total Liabilities and Shareholders’ Equity	$162,270	$183,323	$165,059	$67,353	$181,874	$79,112	$182,465	$148,106

MOR-4

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	December 31, 2008

Federal Tax I.D. #	20-3430241

Status of Post-petition Taxes
(000’s)

Verasun Energy Corporation et al.	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Payroll taxes	$0	$(1,021)	$1,021	$(0)
Real Estate and Personal Property	$(3,736)	$(3,226)	$0	$(6,962)
Sales and Use	$(485)	$(192)	$85	$(593)
Other	$(390)	$(764)	$803	$(351)

Total Taxes	$(4,611)	$(5,204)	$1,909	$(7,906)

MOR-5

In re Verasun Energy Corporation et al.

Case No.	08-12606
Reporting Period:	December 31, 2008

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(000’s)

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$55,482				$55,482
31 - 60 days old		$11,722			$11,722
61 - 90 days old			$1,381		$1,381
91+ days old				$824	$824
Total Accounts Receivable	$55,482	$11,722	$1,381	$824	$69,409

MOR-6

In re Verasun Energy Corporation et al.

	Case No. (Jointly Administered)	08-12606
	Reporting Period:	December 31, 2008

	Federal Tax I.D. #	20-3430241

Payments to Insiders and Professional

(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1b) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

Insiders

Name	Amount Paid During Month	Total Paid to Date
Barry Schaps, Senior Vice President, Sales and Logistics	$4	$39
Bryan D. Meier, Vice President, Finance and Chief Accounting Officer	21	41
Danny Herron, President and Chief Financial Officer	—	107
Donald L. Endres, Chief Executive Officer and Director	38	77
Joel West, Vice President, Commodity Management	13	29
Mark D. Dickey, Senior Vice President, General Counsel, and Corporate Secretary	23	44
Paul J. Caudill, Senior Vice President, Operations	23	46
Robert L. Antoine, Jr., Senior Vice President, Human Resources	20	40
Virg Garbers, Vice President and Corporate Controller	12	24
William L. Honnef, Senior Vice President, Sales and Marketing and Strategic Initiatives	27	59
CHS, Inc., Shareholder (a)	47	47

Total Payments to Insiders	$228	$553

(a)	Payment of pre-petition corn sold to Ord.

Professionals

Name	Amount Paid During Month	Total Paid to Date
AP Services, LLP	$2,063	$2,063
	$0	$0
	$0	$0
	$0	$0
	$0	$0
	$0	$0
	$0	$0
	$0	$0
	$0	$0
	$0	$0

Total Payments to Professionals	$2,063	$2,063

Post Petition Secured Notes Adequate Protection Payments

Name of Creditor	Amount Paid During Month	Total Paid to Date
AgStar Financial Services - Albert City	$1,063	$1,142
AgStar Financial Services - Central City	$766	$1,119
AgStar Financial Services - Dyersville	$1,460	$1,460
AgStar Financial Services - Ord	$391	$572
AgStar Financial Services - Woodbury	$237	$276
AgStar Financial Services - Hankinson	$895	$1,015
9 7/8% senior secured notes due 2012	$5,041	$5,041
UBS	$1,337	$1,337
Dougherty Funding	$586	$1,176
First Bank and Trust - Marion	$0	$40

Total Payments	$11,776	$13,137

MOR-7

In re Verasun Energy Corporation et al.

	Case No. (Jointly Administered)	08-12606
	Reporting Period:	December 31, 2008

	Federal Tax I.D. #	20-3430241

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X*
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	The Debtors have made certain payments on account of prepetition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain prepetition liabilities.

In re Verasun Energy Corporation et al.

	Case No. (Jointly Administered)	08-12606
	Reporting Period:	December 31, 2008

	Federal Tax I.D. #	20-3430241

If additional information is required for the current or any future Monthly Operating Reports, please send the request to:

Verasun Energy Corporation
110 N. Minnesota Ave.
Suite 300
Sioux Falls, SD 57104
Attn: Jim Bonsall